Exhibit 99.2

Investor Contact Helen M. Wilson Phone: (441) 299-9283 Fax: (441) 292-8675 email: investorrelations@acegroup.com

This report is for informational purposes only. It should be read in conjunction with documents filed by ACE Limited with the Securities and Exchange Commission, including the most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q.

Cautionary Statement Regarding Forward-Looking Statements:

Any forward-looking statements made in this financial supplement reflect ACE’s current views with respect to future events and financial performance and are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Such statements involve risks and uncertainties which may cause actual results to differ materially from those set forth in these statements. For example, our forward-looking statements, such as statements concerning exposures, reserves and recoverables, could be affected by the frequency of unpredictable catastrophic events, actual loss experience, uncertainties in the reserving or settlement process, new theories of liability, judicial, legislative, regulatory and other governmental developments, litigation tactics and developments, investigation developments and actual settlement terms, the amount and timing of reinsurance receivable and credit developments among reinsurers.

Our forward-looking statements could also be affected by competition, pricing and policy term trends, market acceptance, changes in demand, actual market developments, rating agency action, possible terrorism or the outbreak and effects of war. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the dates on which they are made. We undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

ACE Limited Financial Supplement Table of Contents

ACE Limited Consolidated Financial Highlights (in millions of U.S. dollars, except share, per share data, and ratios) (Unaudited)

Note: All dollar amounts in the Financial Supplement are rounded. However, percent changes and ratios are calculated using whole dollars. Accordingly, calculations using rounded dollars may differ.

					Constant $					Constant $
	Three months ended September 30		% Change 3Q-13 vs.	Constant $	% Change 3Q-13 vs.	Nine months ended September 30		% Change YTD-13 vs.	Constant $	% Change YTD-13 vs.
	2013	2012	3Q-12	2012 (1)	3Q-12 (1)	2013	2012	YTD-12	2012 (1)	YTD-12 (1)
Gross premiums written	$6,373	$6,007	6.1%	$5,945	7.2%	$17,366	$16,447	5.6%	$16,324	6.4%
Net premiums written	$4,620	$4,716	-2.0%	$4,662	-0.9%	$12,809	$12,418	3.2%	$12,317	4.0%
Global P&C net premiums written (2)	$3,336	$3,064	8.9%	$3,016	10.6%	$9,970	$9,181	8.6%	$9,085	9.7%
Net premiums earned	$4,610	$4,665	-1.2%	$4,621	-0.3%	$12,250	$11,829	3.6%	$11,740	4.3%
Net investment income	$522	$533	-2.0%			$1,587	$1,614	-1.7%
Operating income	$857	$688	24.6%			$2,393	$2,132	12.2%
Net income	$916	$640	43.1%			$2,760	$1,941	42.2%
Comprehensive income	$1,030	$1,316	-21.7%			$1,247	$3,044	-59.0%
Operating cash flow	$928	$1,642				$2,736	$3,025
P&C combined ratio
Loss and loss expense ratio	60.7%	68.9%				59.0%	62.6%
Underwriting and administrative expense ratio	25.8%	23.1%				28.5%	27.6%

Combined ratio	86.5%	92.0%				87.5%	90.2%
Operating return on equity (ROE)	13.0%	11.5%				12.3%	12.1%
ROE	13.2%	9.7%				13.2%	10.1%
Operating effective tax rate	14.9%	16.7%				12.4%	14.8%
Effective tax rate	14.4%	18.7%				12.4%	17.3%
Diluted earnings per share
Operating income	$2.49	$2.01	23.9%			$6.95	$6.23	11.6%
Net income	$2.66	$1.86	43.0%			$8.02	$5.67	41.4%

								% Change 3Q-13 vs. 3Q-12	December 31 2012	% Change 3Q-13 vs. 4Q-12
Book value per common share						$82.98	$79.36	4.6%	$80.90	2.6%
Tangible book value per common share						$66.91	$64.67	3.5%	$66.28	1.0%
Tangible book value per common share excluding 2013 acquisitions (3)						$68.69	$64.67	6.2%	$66.28	3.6%
Weighted average basic common shares outstanding	340.9	340.2				340.9	339.5
Weighted average diluted common shares outstanding	343.8	342.9				344.1	342.4
Debt plus trust preferred securities/ tangible capital						20.9%	18.8%		18.4%

(1)	Prior periods on a constant dollar basis.
(2)	Global P&C net premiums written is defined as consolidated net premiums written excluding net premiums written of the company’s Life and Insurance - North American Agriculture Segments. See non-GAAP financial measures.
(3)	For 2013, tangible book value per common share excludes the impact from goodwill and intangibles relating to the acquisitions of ABA Seguros and Fianzas Monterrey of $408 million and $200 million, respectively.

Financial Highlights	Page 1

ACE Limited Consolidated Results—Consecutive Quarters (in millions of U.S. dollars, except ratios) (Unaudited)

ACE Limited Consolidated

	3Q-13	2Q-13	1Q-13	4Q-12	3Q-12	YTD 2013	YTD 2012	Full Year 2012
Consolidated Results (Including Corporate and Other) Excluding Life Segment (1)
Gross premiums written	$5,863	$5,518	$4,435	$4,602	$5,496	$15,816	$14,911	$19,513
Net premiums written	4,141	3,904	3,296	3,140	4,228	11,341	10,956	14,096
Net premiums earned	4,143	3,587	3,096	3,359	4,185	10,826	10,402	13,761
Adjusted losses and loss expenses (2)	2,515	2,105	1,769	2,535	2,883	6,389	6,507	9,042
Policy acquisition costs	592	570	534	546	529	1,696	1,566	2,112
Administrative expenses	478	478	429	462	438	1,385	1,306	1,768

Underwriting income (loss)	558	434	364	(184)	335	1,356	1,023	839
Net investment income	461	471	468	502	470	1,400	1,428	1,930
Interest expense	68	69	56	60	60	193	178	238
Other income (expense)—operating (3)	(29)	(31)	(22)	(10)	(20)	(82)	(63)	(73)
Income tax expense (benefit)	140	91	78	(170)	124	309	328	158

Operating income (including Corporate and Other) excluding Life Segment	782	714	676	418	601	2,172	1,882	2,300
Life Segment operating income	75	76	70	74	87	221	250	324

Consolidated operating income	857	790	746	492	688	2,393	2,132	2,624
Adjusted net realized gains (losses) (2)	41	104	206	272	(60)	351	(194)	78
Net realized gains (losses) related to unconsolidated entities	22	12	33	23	20	67	39	62
Income tax expense on net realized gains (losses)	4	15	32	22	8	51	36	58

Consolidated net income	$916	$891	$953	$765	$640	$2,760	$1,941	$2,706

% Change versus prior year period (1)
Net premiums written as reported	-2.0%	7.1%	6.9%	0.3%	9.6%	3.5%	6.1%	4.7%
Net premiums earned as reported	-1.0%	8.4%	6.4%	-0.1%	4.4%	4.1%	2.3%	1.7%
Net premiums written constant $	-0.9%					4.4%
Net premiums earned constant $	-0.1%					4.9%
Other ratios
Net premiums written/gross premiums written (1)	71%	71%	74%	68%	77%	72%	73%	72%
Operating effective tax rate	14.9%	11.2%	10.8%	-46.8%	16.7%	12.4%	14.8%	7.5%
P&C combined ratio (1)
Loss and loss expense ratio	60.7%	58.7%	57.1%	75.5%	68.9%	59.0%	62.6%	65.7%
Policy acquisition cost ratio	14.3%	15.9%	17.2%	16.2%	12.7%	15.7%	15.0%	15.3%
Administrative expense ratio	11.5%	13.3%	13.9%	13.8%	10.4%	12.8%	12.6%	12.9%

Combined ratio	86.5%	87.9%	88.2%	105.5%	92.0%	87.5%	90.2%	93.9%

Combined ratio excluding catastrophe losses and PPD	89.8%	89.2%	89.4%	91.4%	96.5%	89.5%	93.2%	92.8%
P&C expense ratio	25.8%	29.2%	31.1%	30.0%	23.1%	28.5%	27.6%	28.2%
P&C expense ratio excluding A&H	21.9%	25.7%	27.4%	26.2%	19.3%	24.7%	23.7%	24.3%
Catastrophe reinstatement premiums (expensed) collected - pre-tax	$2	$—	$—	$(7)	$2	$2	$2	$(5)
Catastrophe losses - pre-tax	$80	$81	$32	$504	$55	$193	$129	$633
Favorable prior period development (PPD) - pre-tax (4)	$(210)	$(128)	$(70)	$(37)	$(236)	$(408)	$(442)	$(479)
Loss and loss expense ratio excluding catastrophe losses and PPD	64.1%	60.0%	58.3%	61.4%	73.4%	61.1%	65.7%	64.6%

(1)	Presented excluding the Life segment. This is a non-GAAP financial measure.
(2)	Losses from fair value changes on crop derivatives are reclassified from Adjusted net realized gains (losses) to Adjusted losses and loss expenses for this presentation. Crop derivative losses for Q3 2013 and YTD 2013 were $1 million.
(3)	Excludes portion of net realized investment gains and losses related to unconsolidated entities.
(4)	For Q3 2013 and YTD 2013, favorable prior period development is net of $23 million of net earned premium adjustments on loss sensitive policies.

Consolidated Results	Page 2

ACE Limited Summary Consolidated Balance Sheets (in millions of U.S. dollars, except per share data) (Unaudited)

	September 30 2013	June 30 2013	March 31 2013	December 31 2012
Assets
Fixed maturities available for sale, at fair value	$48,529	$47,016	$47,947	$47,306
Fixed maturities held to maturity, at amortized cost	6,306	6,576	6,867	7,270
Equity securities, at fair value	831	837	832	744
Short-term investments, at fair value	1,774	2,425	2,893	2,228
Other investments	2,902	2,836	2,820	2,716

Total investments	60,342	59,690	61,359	60,264
Cash	768	679	855	615
Securities lending collateral	1,517	1,662	1,786	1,791
Insurance and reinsurance balances receivable	5,089	5,022	4,154	4,147
Reinsurance recoverable on losses and loss expenses	11,477	11,442	11,530	12,078
Deferred policy acquisition costs	2,224	2,077	1,966	1,873
Value of business acquired	554	560	583	614
Prepaid reinsurance premiums	1,724	1,819	1,653	1,617
Goodwill and other intangible assets	5,465	5,395	4,909	4,975
Deferred tax assets	584	753	505	453
Investments in partially-owned insurance companies	468	452	449	454
Other assets	4,372	4,137	3,712	3,664

Total assets	$94,584	$93,688	$93,461	$92,545

Liabilities
Unpaid losses and loss expenses	$37,882	$37,343	$37,082	$37,946
Unearned premiums	7,794	7,851	7,019	6,864
Future policy benefits	4,596	4,502	4,465	4,470
Insurance and reinsurance balances payable	3,627	3,624	3,402	3,472
Securities lending payable	1,520	1,665	1,789	1,795
Accounts payable, accrued expenses, and other liabilities	4,929	5,391	5,744	5,397
Short-term debt	1,902	1,901	1,402	1,401
Long-term debt	3,807	3,807	4,307	3,360
Trust preferred securities	309	309	309	309

Total liabilities	66,366	66,393	65,519	65,014
Shareholders’ equity
Total shareholders’ equity, excl. AOCI	26,844	26,035	25,292	24,644
Accumulated other comprehensive income (AOCI)	1,374	1,260	2,650	2,887

Total shareholders’ equity	28,218	27,295	27,942	27,531

Total liabilities and shareholders’ equity	$94,584	$93,688	$93,461	$92,545

Book value per common share	$82.98	$80.26	$82.17	$80.90
% change over prior quarter	3.4%	-2.3%	1.6%	1.9%
Tangible book value per common share	$66.91	$64.40	$67.74	$66.28
% change over prior quarter	3.9%	-4.9%	2.2%	2.5%

Consol Bal Sheet	Page 3

ACE Limited Consolidated Premiums and Operating Income by Line of Business (in millions of U.S. dollars) (Unaudited)

ACE Limited Consolidated

	3Q-13	% of Total Consolidated	3Q-12	% of Total Consolidated	% Change 3Q-13 vs. 3Q-12	YTD 2013	% of Total Consolidated	YTD 2012	% of Total Consolidated	% Change YTD-13 vs. YTD-12
Net premiums written
Property and all other	$1,135	25%	$962	20%	18.0%	$3,723	29%	$3,301	27%	12.8%
Agriculture	805	17%	1,164	25%	-30.8%	1,371	11%	1,775	14%	-22.8%
Casualty	1,568	34%	1,501	32%	4.5%	4,288	33%	4,001	32%	7.2%

Subtotal	3,508	76%	3,627	77%	-3.3%	9,382	73%	9,077	73%	3.4%
Personal accident (A&H) (1)	879	19%	856	18%	2.8%	2,718	21%	2,621	21%	3.7%
Life	233	5%	233	5%	-0.2%	709	6%	720	6%	-1.5%

Total consolidated	$4,620	100%	$4,716	100%	-2.0%	$12,809	100%	$12,418	100%	3.2%

Net premiums earned
Property and all other	$1,218	27%	$1,031	22%	18.1%	$3,443	28%	$3,014	25%	14.2%
Agriculture	849	18%	1,166	25%	-27.2%	1,252	10%	1,609	14%	-22.2%
Casualty	1,430	31%	1,366	29%	4.7%	4,237	35%	3,925	33%	7.9%

Subtotal	3,497	76%	3,563	76%	-1.9%	8,932	73%	8,548	72%	4.5%
Personal accident (A&H) (1)	893	19%	882	19%	1.3%	2,647	22%	2,605	22%	1.6%
Life	220	5%	220	5%	0.1%	671	5%	676	6%	-0.8%

Total consolidated	$4,610	100%	$4,665	100%	-1.2%	$12,250	100%	$11,829	100%	3.6%

Operating income (loss)
Property, casualty, and all other	$647	75%	$615	89%	5.2%	$1,835	77%	$1,688	79%	8.7%
Agriculture	50	6%	(92)	-13%	NM	83	3%	(37)	-2%	NM
Personal accident (A&H) (1)	121	14%	116	17%	4.1%	368	15%	353	17%	4.2%
Life	39	5%	49	7%	-20.1%	107	5%	128	6%	-16.0%

Total consolidated	$857	100%	$688	100%	24.6%	$2,393	100%	$2,132	100%	12.2%

(1)	For purposes of this schedule only, A&H results from our Combined North American and International businesses, normally included in the Life and Insurance-Overseas General segments, respectively, are included in the Personal Accident (A&H) line items above.

Line of Business	Page 4

ACE Limited Consolidated Premiums and Operating Income by Line of Business, Adjusted for Foreign Exchange (in millions of U.S. dollars) (Unaudited)

ACE Limited Consolidated Constant Dollar

	3Q-13	Constant $ 3Q-12 (2)	Constant $ % Change 3Q-13 vs. 3Q-12	YTD 2013	Constant $ YTD 2012 (2)	Constant $ % Change YTD-13 vs. YTD-12 (2)
Net premiums written
Property, casualty, agriculture, and all other	$3,508	$3,592	-2.3%	$9,382	$9,002	4.2%
Personal accident (A&H) (1)	879	840	4.7%	2,718	2,597	4.7%
Life	233	230	1.1%	709	718	-1.2%

Total consolidated	$4,620	$4,662	-0.9%	$12,809	$12,317	4.0%

Net premiums earned
Property, casualty, agriculture, and all other	$3,497	$3,537	-1.1%	$8,932	$8,481	5.3%
Personal accident (A&H) (1)	893	867	3.1%	2,647	2,584	2.5%
Life	220	217	1.4%	671	675	-0.6%

Total consolidated	$4,610	$4,621	-0.3%	$12,250	$11,740	4.3%

Operating income
Property, casualty, agriculture, and all other	$697	$519	34.3%	$1,918	$1,644	16.7%
Personal accident (A&H) (1)	121	114	5.4%	368	351	4.7%
Life	39	50	-20.7%	107	128	-16.3%

Total consolidated	$857	$683	25.4%	$2,393	$2,123	12.7%

(1)	For purposes of this schedule only, A&H results from our Combined North American and International businesses, normally included in the Life and Insurance-Overseas General segments, respectively, are included in the Personal Accident (A&H) line items above.
(2)	Prior periods on a constant dollar basis.

Line of Business 2	Page 5

ACE Limited Insurance—North American (in millions of U.S. dollars, except ratios) (Unaudited)

Effective Q1 2013, the company’s Insurance—North American business is presented in two distinct reporting segments: Insurance—North American P&C (refer to page 7) and Insurance—North American Agriculture (refer to page 8). The below table shows the previous Insurance—North American business presentation and should be used for reference purposes only.

Insurance—North American

	3Q-13	2Q-13	1Q-13	4Q-12	3Q-12	YTD 2013	YTD 2012	Full Year 2012
Gross premiums written	$3,581	$3,076	$2,068	$2,528	$3,345	$8,725	$8,213	$10,741
Net premiums written	2,305	1,982	1,397	1,518	2,537	5,684	5,690	7,208
Net premiums earned	2,293	1,779	1,390	1,608	2,472	5,462	5,411	7,019
Losses and loss expenses	1,710	1,243	910	1,504	2,110	3,863	4,122	5,626
Policy acquisition costs	191	162	147	142	160	500	444	586
Administrative expenses	158	162	130	153	148	450	448	601

Underwriting income (loss)	234	212	203	(191)	54	649	397	206
Net investment income	260	257	257	283	263	774	808	1,091
Interest expense	3	3	(2)	3	3	4	9	12
Other income (expense)—operating	(11)	(12)	(7)	(8)	(12)	(30)	(41)	(49)
Income tax expense (benefit)	88	87	87	(89)	79	262	263	174

Operating income	392	367	368	170	223	1,127	892	1,062
Net realized gains (losses)	10	29	26	26	(1)	65	16	42
Net realized gains (losses) related to unconsolidated entities	16	14	14	21	17	44	37	58
Income tax expense on net realized gains (losses)	5	12	9	10	2	26	16	26

Net income	$413	$398	$399	$207	$237	$1,210	$929	$1,136

Combined ratio
Loss and loss expense ratio	74.6%	69.9%	65.5%	93.6%	85.3%	70.7%	76.2%	80.2%
Policy acquisition cost ratio	8.4%	9.1%	10.5%	8.8%	6.5%	9.2%	8.2%	8.3%
Administrative expense ratio	6.8%	9.1%	9.4%	9.5%	6.0%	8.2%	8.3%	8.6%

Combined ratio	89.8%	88.1%	85.4%	111.9%	97.8%	88.1%	92.7%	97.1%

Combined ratio excluding catastrophe losses and PPD	90.1%	87.7%	87.6%	90.0%	99.5%	88.7%	94.5%	93.4%
Catastrophe reinstatement premiums expensed - pre-tax	$—	$(1)	$—	$(8)	$—	$(1)	$—	$(8)
Catastrophe losses - pre-tax	$23	$53	$11	$338	$38	$87	$103	$441
Unfavorable (favorable) prior period development (PPD) - pre-tax	$(29)	$(47)	$(43)	$7	$(80)	$(119)	$(199)	$(192)
Loss and loss expense ratio excluding catastrophe losses and PPD	75.0%	69.7%	67.6%	71.8%	87.2%	71.4%	78.1%	76.6%
% Change versus prior year period
Net premiums written	-9.1%	6.6%	8.0%	-6.5%	14.9%	-0.1%	8.9%	5.2%
Net premiums earned	-7.2%	7.7%	7.9%	-3.2%	7.5%	0.9%	3.1%	1.6%
Other ratios
Net premiums written/gross premiums written	64%	64%	68%	60%	76%	65%	69%	67%

Insurance—North American	Page 6

ACE Limited Segment Results—Consecutive Quarters (in millions of U.S. dollars, except ratios) (Unaudited)

Insurance—North American P&C (1)

	3Q-13	2Q-13	1Q-13	4Q-12	3Q-12	YTD 2013	YTD 2012	Full Year 2012
Gross premiums written	$2,135	$2,327	$1,819	$2,236	$1,921	$6,281	$5,884	$8,120
Net premiums written	1,500	1,529	1,284	1,434	1,373	4,313	3,915	5,349
Net premiums earned	1,444	1,428	1,338	1,345	1,306	4,210	3,802	5,147
Losses and loss expenses	963	950	878	1,241	819	2,791	2,474	3,715
Policy acquisition costs	159	142	143	139	147	444	419	558
Administrative expenses	153	159	125	157	148	437	451	608

Underwriting income (loss)	169	177	192	(192)	192	538	458	266
Net investment income	254	250	251	277	257	755	789	1,066
Interest expense	3	3	(2)	3	3	4	9	12
Other income (expense)—operating	(3)	(4)	1	—	(4)	(6)	(17)	(17)
Income tax expense (benefit)	75	79	85	(89)	127	239	292	203

Operating income	342	341	361	171	315	1,044	929	1,100
Net realized gains (losses)	9	28	26	26	(2)	63	15	41
Net realized gains (losses) related to unconsolidated entities	16	14	14	21	17	44	37	58
Income tax expense on net realized gains (losses)	4	12	9	10	2	25	16	26

Net income	$363	$371	$392	$208	$328	$1,126	$965	$1,173

Combined ratio
Loss and loss expense ratio	66.7%	66.6%	65.6%	92.2%	62.7%	66.3%	65.1%	72.2%
Policy acquisition cost ratio	11.1%	9.9%	10.7%	10.3%	11.3%	10.6%	11.0%	10.8%
Administrative expense ratio	10.5%	11.1%	9.4%	11.8%	11.3%	10.3%	11.9%	11.8%

Combined ratio	88.3%	87.6%	85.7%	114.3%	85.3%	87.2%	88.0%	94.8%

Combined ratio excluding catastrophe losses and PPD	88.3%	87.3%	87.7%	88.4%	88.8%	87.8%	90.4%	89.9%
Catastrophe reinstatement premiums expensed - pre-tax	$—	$(1)	$—	$(8)	$—	$(1)	$—	$(8)
Catastrophe losses - pre-tax	$21	$50	$11	$334	$37	$82	$96	$430
Unfavorable (favorable) prior period development (PPD) - pre-tax (2)	$(19)	$(47)	$(40)	$8	$(80)	$(106)	$(188)	$(180)
Loss and loss expense ratio excluding catastrophe losses and PPD	66.9%	66.5%	67.6%	66.4%	66.7%	67.0%	67.7%	67.4%
% Change versus prior year period
Net premiums written	9.3%	11.8%	9.3%	6.0%	20.3%	10.2%	10.3%	9.2%
Net premiums earned	10.6%	12.7%	8.9%	9.0%	7.1%	10.7%	1.8%	3.6%
Other ratios
Net premiums written/gross premiums written	70%	66%	71%	64%	71%	69%	67%	66%

(1)	Effective Q1 2013, the company’s Insurance—North American business is presented in two distinct reporting segments: Insurance—North American P&C and Insurance—North American Agriculture. Prior year amounts have been adjusted to conform to the new segment presentation.
(2)	For Q3 2013 and YTD 2013, favorable prior period development is net of $15 million of net earned premium adjustments on loss sensitive policies.

Insurance—North American P&C	Page 7

ACE Limited Segment Results—Consecutive Quarters (in millions of U.S. dollars, except ratios) (Unaudited)

Insurance—North American Agriculture (1)

	3Q-13	2Q-13	1Q-13	4Q-12	3Q-12	YTD 2013	YTD 2012	Full Year 2012
Gross premiums written	$1,446	$749	$249	$292	$1,424	$2,444	$2,329	$2,621
Net premiums written	805	453	113	84	1,164	1,371	1,775	1,859
Net premiums earned	849	351	52	263	1,166	1,252	1,609	1,872
Losses and loss expenses (2)	747	293	32	263	1,291	1,072	1,648	1,911
Policy acquisition costs	32	20	4	3	13	56	25	28
Administrative expenses	5	3	5	(4)	—	13	(3)	(7)

Underwriting income (loss)	65	35	11	1	(138)	111	(61)	(60)
Net investment income	6	7	6	6	6	19	19	25
Interest expense	—	—	—	—	—	—	—	—
Other income (expense)—operating	(8)	(8)	(8)	(8)	(8)	(24)	(24)	(32)
Income tax expense (benefit)	13	8	2	—	(48)	23	(29)	(29)

Operating income (loss)	50	26	7	(1)	(92)	83	(37)	(38)
Net realized gains (losses) (2)	1	1	—	—	1	2	1	1
Net realized gains (losses) related to unconsolidated entities	—	—	—	—	—	—	—	—
Income tax expense on net realized gains (losses)	1	—	—	—	—	1	—	—

Net income (loss)	$50	$27	$7	$(1)	$(91)	$84	$(36)	$(37)

Combined ratio
Loss and loss expense ratio	88.0%	83.4%	61.9%	100.3%	110.7%	85.6%	102.4%	102.1%
Policy acquisition cost ratio	3.8%	5.6%	7.5%	1.2%	1.1%	4.4%	1.6%	1.5%
Administrative expense ratio	0.5%	0.9%	9.9%	-2.0%	0.0%	1.1%	-0.2%	-0.4%

Combined ratio	92.3%	89.9%	79.3%	99.5%	111.8%	91.1%	103.8%	103.2%

Catastrophe reinstatement premiums - pre-tax	$—	$—	$—	$—	$—	$—	$—	$—
Catastrophe losses - pre-tax	$2	$3	$—	$4	$1	$5	$7	$11
Favorable prior period development (PPD) - pre-tax	$(10)	$—	$(3)	$(1)	$—	$(13)	$(11)	$(12)
Loss and loss expense ratio excluding catastrophe losses and PPD	88.9%	82.6%	67.9%	99.3%	110.6%	86.3%	102.6%	102.2%
% Change versus prior year period
Net premiums written	-30.8%	-8.0%	-5.1%	-69.0%	9.2%	-22.8%	5.7%	-4.7%
Net premiums earned	-27.2%	-8.8%	-11.1%	-38.6%	7.9%	-22.2%	6.2%	-3.6%
Other ratios
Net premiums written/gross premiums written	56%	60%	45%	29%	82%	56%	76%	71%

(1)	Effective Q1 2013, the company’s Insurance—North American business is presented in two distinct reporting segments: Insurance—North American P&C and Insurance—North American Agriculture. Prior year amounts have been adjusted to conform to the new segment presentation.
(2)	Losses from fair value changes on crop derivatives are reclassified from Net realized gains (losses) to Losses and loss expenses for this presentation. Crop derivative losses for Q3 2013 and YTD 2013 were $1 million.

Insurance—North American Agriculture	Page 8

ACE Limited Segment Results—Consecutive Quarters (in millions of U.S. dollars, except ratios) (Unaudited)

Insurance—Overseas General

	3Q-13	2Q-13	1Q-13	4Q-12	3Q-12	YTD 2013	YTD 2012	Full Year 2012
Gross premiums written	$2,018	$2,097	$2,073	$1,925	$1,841	$6,188	$5,777	$7,702
Net premiums written	1,571	1,630	1,620	1,476	1,384	4,821	4,387	5,863
Net premiums earned	1,611	1,563	1,459	1,497	1,432	4,633	4,243	5,740
Losses and loss expenses	712	768	747	832	622	2,227	2,030	2,862
Policy acquisition costs	349	360	339	357	329	1,048	996	1,353
Administrative expenses	263	251	236	239	234	750	696	935

Underwriting income	287	184	137	69	247	608	521	590
Net investment income	128	136	132	135	127	396	386	521
Interest expense	1	2	1	1	2	4	4	5
Other income (expense)—operating	(16)	(14)	(5)	(1)	1	(35)	(5)	(6)
Income tax expense (benefit)	78	48	24	(44)	71	150	150	106

Operating income	320	256	239	246	302	815	748	994
Net realized gains (losses)	(8)	8	34	44	13	34	59	103
Net realized gains (losses) related to unconsolidated entities	2	(3)	6	1	2	5	2	3
Income tax expense on net realized gains (losses)	—	2	22	11	6	24	16	27

Net income	$314	$259	$257	$280	$311	$830	$793	$1,073

Combined ratio
Loss and loss expense ratio	44.2%	49.1%	51.2%	55.5%	43.4%	48.1%	47.8%	49.8%
Policy acquisition cost ratio	21.6%	23.0%	23.2%	23.8%	23.1%	22.6%	23.5%	23.6%
Administrative expense ratio	16.4%	16.1%	16.2%	16.1%	16.2%	16.2%	16.4%	16.3%

Combined ratio	82.2%	88.2%	90.6%	95.4%	82.7%	86.9%	87.7%	89.7%

Catastrophe reinstatement premiums expensed - pre-tax	$—	$—	$—	$(8)	$—	$—	$—	$(8)
Catastrophe losses - pre-tax	$33	$17	$21	$65	$4	$71	$11	$76
Favorable prior period development (PPD) - pre-tax	$(149)	$(52)	$(22)	$(30)	$(135)	$(223)	$(196)	$(226)
Loss and loss expense ratio excluding catastrophe losses and PPD	51.4%	51.3%	51.3%	52.9%	52.6%	51.3%	52.2%	52.4%
% Change versus prior year period
Net premiums written as reported	13.5%	10.5%	6.0%	7.1%	-1.0%	9.9%	3.2%	4.2%
Net premiums earned as reported	12.5%	10.1%	4.9%	3.2%	-2.6%	9.2%	1.9%	2.2%
Net premiums written constant $	17.4%					12.2%
Net premiums earned constant $	15.4%					11.4%
Other ratios
Net premiums written/gross premiums written	78%	78%	78%	77%	75%	78%	76%	76%

Insurance—Overseas General	Page 9

ACE Limited Segment Results—Consecutive Quarters (in millions of U.S. dollars, except ratios) (Unaudited)

Global Reinsurance

	3Q-13	2Q-13	1Q-13	4Q-12	3Q-12	YTD 2013	YTD 2012	Full Year 2012
Gross premiums written	$264	$345	$294	$149	$310	$903	$921	$1,070
Net premiums written	265	292	279	146	307	836	879	1,025
Net premiums earned	239	245	247	254	281	731	748	1,002
Losses and loss expenses	93	93	106	198	151	292	355	553
Policy acquisition costs	52	48	48	47	40	148	125	172
Administrative expenses	12	12	12	13	13	36	38	51

Underwriting income (loss)	82	92	81	(4)	77	255	230	226
Net investment income	66	71	72	77	72	209	213	290
Interest expense	2	1	1	1	1	4	3	4
Other income (expense)—operating	1	1	—	—	1	2	1	1
Income tax expense (benefit)	16	7	8	(2)	10	31	16	14

Operating income	131	156	144	74	139	431	425	499
Net realized gains (losses)	(5)	31	20	12	(2)	46	(6)	6
Net realized gains (losses) related to unconsolidated entities	6	(3)	8	8	4	11	6	14
Income tax expense on net realized gains (losses)	—	—	—	—	1	—	1	1

Net income	$132	$184	$172	$94	$140	$488	$424	$518

Combined ratio
Loss and loss expense ratio	38.9%	37.7%	43.0%	78.2%	53.9%	39.9%	47.4%	55.2%
Policy acquisition cost ratio	21.7%	19.9%	19.3%	18.3%	14.1%	20.2%	16.7%	17.1%
Administrative expense ratio	5.2%	4.6%	5.0%	5.2%	4.7%	5.0%	5.1%	5.2%

Combined ratio	65.8%	62.2%	67.3%	101.7%	72.7%	65.1%	69.2%	77.5%

Catastrophe reinstatement premiums collected - pre-tax	$2	$1	$—	$9	$2	$3	$2	$11
Catastrophe losses - pre-tax	$24	$11	$—	$101	$13	$35	$15	$116
Favorable prior period development (PPD) - pre-tax (1)	$(32)	$(29)	$(5)	$(14)	$(21)	$(66)	$(47)	$(61)
Loss and loss expense ratio excluding catastrophe losses and PPD	44.6%	45.3%	44.8%	45.6%	57.7%	44.9%	52.0%	50.4%
% Change versus prior year period
Net premiums written as reported	-13.6%	-5.3%	6.1%	12.0%	22.2%	-4.8%	3.6%	4.7%
Net premiums earned as reported	-15.0%	3.6%	7.3%	2.3%	16.8%	-2.3%	-0.8%	0.0%
Net premiums written constant $	-13.5%					-4.7%
Net premiums earned constant $	-14.9%					-2.1%
Other ratios
Net premiums written/gross premiums written	100%	85%	95%	99%	99%	93%	95%	96%

(1)	For Q3 2013 and YTD 2013, favorable prior period development is net of $8 million of net earned premium adjustments on loss sensitive policies.

Global Reinsurance	Page 10

ACE Limited Segment Results—Consecutive Quarters (in millions of U.S. dollars) (Unaudited)

Life

						YTD	YTD	Full Year
	3Q-13	2Q-13	1Q-13	4Q-12	3Q-12	2013	2012	2012
Gross premiums written	$510	$512	$528	$544	$511	$1,550	$1,536	$2,080
Net premiums written	479	487	502	517	488	1,468	1,462	1,979
Net premiums earned	467	480	477	489	480	1,424	1,427	1,916
Losses and loss expenses	141	145	157	148	164	443	463	611
Policy benefits (1)	138	110	131	142	130	379	379	521
(Gains) losses from fair value changes in separate account assets (1)	(14)	11	(4)	(11)	(14)	(7)	(18)	(29)
Policy acquisition costs	86	95	80	90	80	261	244	334
Administrative expenses	85	86	85	91	81	256	237	328
Net investment income	61	63	63	65	63	187	186	251

Life underwriting income (2)	92	96	91	94	102	279	308	402
Interest expense	4	4	4	3	3	12	9	12
Other income (expense)—operating (1)	(2)	(7)	(5)	(4)	3	(14)	(8)	(12)
Income tax expense	11	9	12	13	15	32	41	54

Operating income	75	76	70	74	87	221	250	324
Net realized gains (losses):
Mark-to-market on guaranteed living benefits derivative (net of related hedges)	39	33	78	138	(64)	150	(264)	(126)
Foreign exchange gains (losses) and all other	4	3	49	51	(7)	56	3	54
Net realized gains (losses) related to unconsolidated entities	(2)	4	5	(7)	(3)	7	(6)	(13)
Income tax expense (benefit) on net realized gains (losses)	(1)	1	1	1	(1)	1	3	4

Net income (loss)	$117	$115	$201	$255	$14	$433	$(20)	$235

% Change versus prior year period
Net premiums written as reported	-1.9%	0.2%	3.0%	3.9%	0.0%	0.4%	3.2%	3.4%
Net premiums earned as reported	-2.7%	0.9%	1.1%	4.2%	0.0%	-0.2%	2.8%	3.1%
Net premiums written constant $ (3)	-1.0%					0.7%
Net premiums earned constant $	-1.9%					0.0%

(1)	(Gains) losses from fair value changes in separate account assets that do not qualify for separate account reporting under GAAP are reclassified from Other income (expense) for purposes of presenting Life underwriting income. The offsetting movement in the separate account liabilities is included in Policy benefits.
(2)	We assess the performance of our Life business based on Life underwriting income which includes Net investment income and (Gains) losses from fair value changes in separate account assets.
(3)	Net premiums written and deposits breakdown:

			Constant $			Constant $
			% Change			% Change
		Constant $	3Q-13 vs.		Constant $	YTD-13 vs.
	3Q-13	3Q-12	3Q-12	YTD-13	YTD-12	YTD-12
Life excluding life reinsurance (4)	$592	$557	6.2%	$1,859	$1,634	13.8%
Life reinsurance including variable annuity	70	77	-8.5%	216	238	-9.1%

Total Life	$662	$634	4.5%	$2,075	$1,872	10.9%

(4)	Includes deposits collected on universal life and investment contracts of $183 million for Q3 2013 and $151 million for Q3 2012 on a constant-dollar basis. For the year, includes deposits of $607 million for 2013 and $414 million for 2012 on a constant-dollar basis. Consistent with GAAP, premiums collected on universal life and investment contracts are considered deposits and excluded from revenues.

Life	Page 11

ACE Limited Loss Reserve Rollforward (in millions of U.S. dollars, except ratios) (Unaudited)

	Unpaid Losses			Net Paid to
	Gross	Ceded	Net	Incurred Ratio
Balance at December 31, 2011	$37,477	$11,602	$25,875
Losses and loss expenses incurred	2,361	557	1,804
Losses and loss expenses paid	(2,876)	(931)	(1,945)	108%
Other (incl. foreign exch. revaluation)	285	90	195

Balance at March 31, 2012	$37,247	$11,318	$25,929
Losses and loss expenses incurred	2,851	732	2,119
Losses and loss expenses paid	(2,916)	(893)	(2,023)	95%
Other (incl. foreign exch. revaluation)	(332)	(171)	(161)

Balance at June 30, 2012	$36,850	$10,986	$25,864
Losses and loss expenses incurred	4,073	1,026	3,047
Losses and loss expenses paid	(3,078)	(1,013)	(2,065)	68%
Other (incl. foreign exch. revaluation)	355	163	192

Balance at September 30, 2012	$38,200	$11,162	$27,038
Losses and loss expenses incurred	4,642	1,959	2,683
Losses and loss expenses paid	(4,913)	(1,727)	(3,186)	119%
Other (incl. foreign exch. revaluation)	17	5	12

Balance at December 31, 2012	$37,946	$11,399	$26,547
Losses and loss expenses incurred	2,483	557	1,926
Losses and loss expenses paid	(2,987)	(932)	(2,055)	107%
Other (incl. foreign exch. revaluation)	(360)	(106)	(254)

Balance at March 31, 2013	$37,082	$10,918	$26,164
Losses and loss expenses incurred	3,007	757	2,250
Losses and loss expenses paid	(2,797)	(941)	(1,856)	83%
Other (incl. foreign exch. revaluation)	51	4	47

Balance at June 30, 2013	$37,343	$10,738	$26,605
Losses and loss expenses incurred	3,617	962	2,655
Losses and loss expenses paid	(3,285)	(942)	(2,343)	88%
Other (incl. foreign exch. revaluation)	207	61	146

Balance at September 30, 2013	$37,882	$10,819	$27,063

Add net recoverable on paid losses	—	658	(658)

Balance including net recoverable on paid losses	$37,882	$11,477	$26,405

Loss Reserve Rollforward	Page 12

ACE Limited Reinsurance Recoverable Analysis (in millions of U.S. dollars) (Unaudited)

Net Reinsurance Recoverable by Division

	September 30	June 30	March 31	December 31
	2013	2013	2013	2012
Reinsurance recoverable on paid losses and loss expenses
Active operations	$387	$450	$409	$464
Brandywine and Other Run-off	338	326	284	303

Total	$725	$776	$693	$767

Reinsurance recoverable on unpaid losses and loss expenses
Active operations	$9,843	$9,720	$9,786	$10,199
Brandywine and Other Run-off	1,335	1,374	1,484	1,551

Total	$11,178	$11,094	$11,270	$11,750

Gross reinsurance recoverable
Active operations	$10,230	$10,170	$10,195	$10,663
Brandywine and Other Run-off	1,673	1,700	1,768	1,854

Total	$11,903	$11,870	$11,963	$12,517

Provision for uncollectible reinsurance (1)
Active operations	$(286)	$(274)	$(274)	$(277)
Brandywine and Other Run-off	(140)	(154)	(159)	(162)

Total	$(426)	$(428)	$(433)	$(439)

Net reinsurance recoverable
Active operations	$9,944	$9,896	$9,921	$10,386
Brandywine and Other Run-off	1,533	1,546	1,609	1,692

Total	$11,477	$11,442	$11,530	$12,078

(1)	The provision for uncollectible reinsurance is based on a default analysis applied to gross reinsurance recoverables, net of approximately $2.5 billion of collateral.

Reinsurance Recoverable	Page 13

ACE Limited Investment Portfolio (in millions of U.S. dollars) (Unaudited)

	September 30		June 30		March 31		December 31
	2013		2013		2013		2012
Market Value
Fixed maturities available for sale	$48,529		$47,016		$47,947		$47,306
Fixed maturities held to maturity	6,493		6,762		7,213		7,633
Short-term investments	1,774		2,425		2,893		2,228

Total fixed maturities	$56,796		$56,203		$58,053		$57,167

Asset Allocation by Market Value
Treasury	$2,367	4%	$2,578	5%	$2,750	5%	$2,794	5%
Agency	1,471	3%	1,586	3%	2,090	4%	2,024	4%
Corporate and asset-backed	19,313	34%	18,972	34%	19,123	33%	18,983	33%
Mortgage-backed	11,862	21%	11,445	20%	12,064	21%	12,589	22%
Municipal	4,496	8%	4,451	8%	4,532	7%	3,872	7%
Non-U.S.	15,513	27%	14,746	26%	14,601	25%	14,677	25%
Short-term investments	1,774	3%	2,425	4%	2,893	5%	2,228	4%

Total fixed maturities	$56,796	100%	$56,203	100%	$58,053	100%	$57,167	100%

Credit Quality by Market Value
AAA	$9,089	16%	$9,408	17%	$9,948	17%	$9,285	16%
AA	20,716	36%	20,557	36%	22,036	38%	22,014	39%
A	11,267	20%	11,105	20%	11,150	19%	10,760	19%
BBB	7,147	13%	6,765	12%	6,596	11%	6,591	12%
BB	4,120	7%	3,940	7%	4,010	7%	4,146	7%
B	4,088	7%	4,056	7%	3,956	7%	3,846	6%
Other	369	1%	372	1%	357	1%	525	1%

Total fixed maturities	$56,796	100%	$56,203	100%	$58,053	100%	$57,167	100%

Cost/Amortized Cost
Fixed maturities available for sale	$47,481		$45,988		$45,470		$44,666
Fixed maturities held to maturity	6,306		6,576		6,867		7,270
Short-term investments	1,774		2,425		2,893		2,228

Subtotal fixed maturities	55,561		54,989		55,230		54,164
Equity securities	835		843		781		707
Other investments	2,616		2,543		2,544		2,465

Total investment portfolio	$59,012		$58,375		$58,555		$57,336

Avg. duration of fixed maturities	4.0 years		4.1 years		4.0 years		3.9 years
Avg. market yield of fixed maturities	2.9%		2.9%		2.3%		2.3%
Avg. credit quality	A/Aa		A/Aa		A/Aa		A/Aa
Avg. yield on invested assets	3.6%		3.7%		3.7%		3.8%

Investments	Page 14

ACE Limited Investment Portfolio—2 (in millions of U.S. dollars) (Unaudited)

Mortgage-backed Fixed Income Portfolio

Mortgage-backed securities

	S&P Credit Rating
	AAA	AA	A	BBB	BB and below	Total
Market Value at September 30, 2013
Agency residential mortgage-backed (RMBS)	$—	$9,965	$—	$—	$—	$9,965
Non-agency RMBS	60	9	28	20	191	308
Commercial mortgage-backed	1,557	15	10	7	—	1,589

Total mortgage-backed securities at market value	$1,617	$9,989	$38	$27	$191	$11,862

U.S. Corporate and Asset-backed Fixed Income Portfolios

	S&P Credit Rating
	Investment Grade
	AAA	AA	A	BBB	Total
Market Value at September 30, 2013
Asset-backed	$540	$58	$—	$—	$598
Banks	—	—	2,304	323	2,627
Basic Materials	—	—	100	328	428
Communications	—	—	527	806	1,333
Consumer, Cyclical	—	95	306	294	695
Consumer, Non-Cyclical	52	481	931	698	2,162
Diversified Financial Services	—	77	195	114	386
Energy	33	35	200	690	958
Industrial	—	326	320	250	896
Utilities	—	12	575	428	1,015
All Others	46	145	552	561	1,304

Total	$671	$1,229	$6,010	$4,492	$12,402

	S&P Credit Rating
	Below Investment Grade
	BB	B	CCC	Total
Market Value at September 30, 2013
Asset-backed	$—	$4	$17	$21
Banks	1	4	—	5
Basic Materials	178	145	11	334
Communications	513	447	26	986
Consumer, Cyclical	487	645	13	1,145
Consumer, Non-Cyclical	536	893	37	1,466
Diversified Financial Services	75	119	—	194
Energy	661	339	29	1,029
Industrial	378	432	31	841
Utilities	283	21	—	304
All Others	209	374	3	586

Total	$3,321	$3,423	$167	$6,911

Investments 2	Page 15

ACE Limited Investment Portfolio—3 (in millions of U.S. dollars) (Unaudited)

Non-U.S. Fixed Income Portfolio

September 30, 2013

Non-U.S. Government Securities	Market Value by S&P Credit Rating
	AAA	AA	A	BBB	BB and below	Total
United Kingdom	$1,192	$—	$—	$—	$—	$1,192
Republic of Korea	—	588	59	—	—	647
Canada	580	—	—	—	—	580
United Mexican States	—	3	398	88	—	489
Germany	452	—	—	—	—	452
Province of Ontario	—	336	—	—	—	336
Japan	—	302	—	—	—	302
Federative Republic of Brazil	—	—	212	61	—	273
Province of Quebec	—	—	271	—	—	271
Kingdom of Thailand	—	—	190	56	—	246
Other Non-U.S. Government	887	883	233	240	241	2,484

Total	$3,111	$2,112	$1,363	$445	$241	$7,272

Non-U.S. Corporate Securities	Market Value by S&P Credit Rating
	AAA	AA	A	BBB	BB and below	Total
United Kingdom	$114	$70	$777	$300	$193	$1,454
Canada	159	111	324	345	134	1,073
Australia	116	90	301	104	79	690
United States	40	75	118	196	135	564
France	71	54	201	136	75	537
Netherlands	99	188	84	89	52	512
Germany	163	43	126	91	49	472
Supranational	235	30	—	1	—	266
Switzerland	2	21	54	101	38	216
Sweden	59	110	41	—	4	214
Other Non-U.S. Corporates	117	242	757	756	371	2,243

Total	$1,175	$1,034	$2,783	$2,119	$1,130	$8,241

Non-U.S. Corporate Investment Portfolio

Countries represent the ultimate parent company’s country of risk. Non-U.S. corporate securities could be issued by foreign subsidiaries of U.S. corporations.

Investments 3	Page 16

ACE Limited Investment Portfolio—4 (in millions of U.S. dollars) (Unaudited)

Fixed Maturity Investment Portfolio

Top 10 Global Corporate Exposures

	September 30, 2013	Market Value	Rating
1	JP Morgan Chase & Co	$490	A
2	Goldman Sachs Group Inc	432	A-
3	General Electric Co	390	AA+
4	Verizon Communications Inc	287	BBB+
5	Citigroup Inc	279	A-
6	Morgan Stanley	274	A-
7	Bank of America Corp	259	A-
8	Wells Fargo & Co	237	A+
9	HSBC Holdings Plc	222	A+
10	AT&T INC	211	A-

Investments 4	Page 17

ACE Limited Net Realized and Unrealized Gains (Losses) (in millions of U.S. dollars) (Unaudited)

	Three months ended September 30, 2013			Nine months ended September 30, 2013
	Net Realized Gains (Losses) (1)	Net Unrealized Gains (Losses)	Net Impact	Net Realized Gains (Losses) (1)	Net Unrealized Gains (Losses)	Net Impact
Fixed maturities	$17	$(4)	$13	$84	$(1,661)	$(1,577)
Fixed income derivatives	4	—	4	62	—	62

Total fixed maturities	21	(4)	17	146	(1,661)	(1,515)

Public equity	7	2	9	13	(41)	(28)
Private equity	27	(6)	21	63	34	97

Total equity	34	(4)	30	76	(7)	69

Mark-to-market gains from derivative transactions (2)	39	—	39	149	—	149
Foreign exchange gains (losses) (2)	(26)	—	(26)	45	—	45
Other	—	—	—	—	1	1
Partially-owned entities (3)	(5)	—	(5)	2	—	2
Income tax expense (benefit)	4	(9)	(5)	51	(353)	(302)

Net gains (losses)	$59	$1	$60	$367	$(1,314)	$(947)

(1)	Other-than-temporary impairments for the quarter includes $4 million for fixed maturities. Year to date other-than-temporary impairments includes $11 million of fixed maturities, $2 million for private equity, and $1 million for public equity.
(2)	Includes $39 million of realized gains from variable annuity reinsurance for the quarter which comprises $134 million in mark-to-market gains from derivative transactions, net of $95 million of losses on applicable hedges. The variable annuity reinsurance foreign exchange gains for the quarter were $4 million. For the year, the $150 million of realized gains from variable annuity reinsurance comprises $563 million in mark-to-market gains from derivative transactions, net of $413 million losses on applicable hedges. The variable annuity reinsurance foreign exchange gains for the year were $45 million.
(3)	Partially-owned entities are investments where we hold more than an insignificant percentage of the investee’s shares. The net income or loss is included in other income (expense).

	Three months ended September 30, 2012			Nine months ended September 30, 2012
	Net Realized Gains (Losses) (4)	Net Unrealized Gains (Losses)	Net Impact	Net Realized Gains (Losses) (4)	Net Unrealized Gains (Losses)	Net Impact
Fixed maturities	$47	$642	$689	$149	$1,136	$1,285
Fixed income derivatives	4	—	4	(3)	—	(3)

Total fixed maturities	51	642	693	146	1,136	1,282

Public equity	2	23	25	(2)	52	50
Private equity	26	10	36	43	33	76

Total equity	28	33	61	41	85	126

Mark-to-market losses from derivative transactions (5)	(64)	—	(64)	(268)	—	(268)
Foreign exchange losses (5)	(50)	—	(50)	(64)	—	(64)
Other	—	4	4	1	5	6
Partially-owned entities (6)	(5)	(4)	(9)	(11)	(4)	(15)
Income tax expense	8	138	146	36	234	270

Net gains (losses)	$(48)	$537	$489	$(191)	$988	$797

(4)	Other-than-temporary impairments for the quarter includes $10 million for fixed maturities. Year to date other-than-temporary impairments includes $18 million of fixed maturities, $7 million for private equity, and $5 million for public equity.
(5)	Includes $64 million of realized losses from variable annuity reinsurance for the quarter which comprises $83 million in mark-to-market gains from derivative transactions, net of $147 million of losses on applicable hedges. The variable annuity reinsurance foreign exchange losses for the quarter were $8 million. For the year, the $264 million of realized losses from variable annuity reinsurance comprises $44 million in mark-to-market gains from derivative transactions, and $308 million losses on applicable hedges. The variable annuity reinsurance foreign exchange losses for the year were $2 million.
(6)	Partially-owned entities are investments where we hold more than an insignificant percentage of the investee’s shares. The net income or loss is included in other income (expense).

Investment Gains (Losses)	Page 18

ACE Limited Capital Structure (in millions of U.S. dollars, except ratios) (Unaudited)

	September 30 2013	June 30 2013	March 31 2013	December 31 2012	December 31 2011
Total short-term debt (1)	$1,902	$1,901	$1,402	$1,401	$1,251
Total long-term debt	3,807	3,807	4,307	3,360	3,360

Total debt	$5,709	$5,708	$5,709	$4,761	$4,611

Total trust preferred securities	$309	$309	$309	$309	$309

Total shareholders’ equity	$28,218	$27,295	$27,942	$27,531	$24,332

Total capitalization	$34,236	$33,312	$33,960	$32,601	$29,252
Tangible capital (2)	$28,771	$27,917	$29,051	$27,626	$24,453
Leverage ratios
Debt/ total capitalization	16.7%	17.1%	16.8%	14.6%	15.8%
Debt plus trust preferred securities/ total capitalization	17.6%	18.1%	17.7%	15.6%	16.8%
Debt/ tangible capital	19.8%	20.4%	19.7%	17.2%	18.9%
Debt plus trust preferred securities/ tangible capital	20.9%	21.6%	20.7%	18.4%	20.1%

Note: As of September 30, 2013, there was $1.3 billion usage of credit facilities on a total commitment of $1.9 billion.

(1)	Repurchase agreements in the amount of $150 million matured during the quarter, and there were new repurchase agreements in the amount of $151 million.
(2)	Tangible capital is equal to total capitalization less goodwill and other intangible assets.

Capital Structure	Page 19

ACE Limited Computation of Basic and Diluted Earnings Per Share (in millions of U.S. dollars, except share and per share data) (Unaudited)

	Three months ended September 30		Nine months ended September 30
	2013	2012	2013	2012
Numerator
Operating income to common shares	$857	$688	$2,393	$2,132
Net realized gains (losses), net of income tax	59	(48)	367	(191)

Net income	$916	$640	$2,760	$1,941

Rollforward of Common Shares Outstanding
Shares—beginning of period	340,086,269	339,060,885	340,321,534	336,927,276
Repurchase of shares	(238,544)	—	(2,701,620)	(100,000)
Shares issued, excluding option exercises	2,292	(86,962)	1,067,273	1,037,201
Issued for option exercises	219,955	761,186	1,382,785	1,870,632

Shares—end of period	340,069,972	339,735,109	340,069,972	339,735,109

Denominator
Weighted average shares outstanding	340,888,648	340,207,037	340,905,322	339,523,388
Effect of other dilutive securities	2,929,089	2,665,676	3,146,728	2,831,798

Adj. wtd. avg. shares outstanding and assumed conversions	343,817,737	342,872,713	344,052,050	342,355,186

Basic earnings per share
Operating income	$2.51	$2.02	$7.02	$6.28
Net realized gains (losses), net of income tax	0.17	(0.14)	1.07	(0.57)

Net income	$2.68	$1.88	$8.09	$5.71

Diluted earnings per share
Operating income	$2.49	$2.01	$6.95	$6.23
Net realized gains (losses), net of income tax	0.17	(0.15)	1.07	(0.56)

Net income	$2.66	$1.86	$8.02	$5.67

Earnings per share	Page 20

ACE Limited Non-GAAP Financial Measures (in millions of U.S. dollars) (Unaudited)

Regulation G — Non-GAAP Financial Measures

In presenting our results, we have included and discussed certain non-GAAP measures. These non-GAAP measures, which may be defined differently by other companies, are important for an understanding of our overall results of operations and financial condition. However, they should not be viewed as a substitute for measures determined in accordance with generally accepted accounting principles (GAAP).

Operating income, P&C underwriting income, adjusted losses and loss expenses, adjusted realized gains (losses), operating ROE, P&C combined ratio, and P&C combined ratio excluding catastrophe losses and PPD are non-GAAP financial measures and include realized gains and losses associated with fair value changes on our crop derivatives. These derivatives were purchased to provide economic benefit, in a manner similar to reinsurance protection, in the event that a significant decline in commodity pricing will impact underwriting results. As such, we view changes in the fair value of these derivatives as part of the results of our operations and therefore realized gains and losses from these derivatives are reclassified to losses and loss expenses. Pre-tax losses from fair value changes in these derivatives were $1 million for Q3 and YTD 2013.

Global P&C net premiums written is a non-GAAP financial measure and is defined as consolidated net premiums written excluding net premiums written of the company’s Life and Insurance – North American Agriculture segments. We believe that this measure is useful and meaningful to investors as it is used by management to assess the company's global P&C operations which are the most economically similar. We exclude the Insurance – North American Agriculture and Life segments because the results of these businesses do not always correlate with the results of our global P&C operations.

Other income (expense) – operating is a non-GAAP financial measure and excludes the portion of net realized gains and losses related to unconsolidated entities from other income (expense). These gains and losses are reported within Net realized gains (losses) and represent the non-operating activities of entities where we hold more than an insignificant percentage of the investee’s shares. We exclude these gains and losses from other income (expense) to enhance the understanding of our core results of operations as they are heavily influenced by, and fluctuate in part according to market conditions.

In presenting our segment operating results, we have shown our performance with reference to underwriting results. Underwriting results are calculated by subtracting losses and loss expenses, policy benefits, policy acquisition costs, and administrative expenses from net premiums earned. We use underwriting results and operating ratios to monitor the results of our operations without the impact of certain factors, including investment income, other income and expenses, interest and income tax expense, and net realized gains (losses). Life underwriting income includes net investment income and gains (losses) from fair value changes in separate account assets that do not qualify for separate account reporting under GAAP.

We provide financial measures such as gross premiums written, net premiums written, net premiums earned, and operating income on a constant-dollar basis. We believe it is useful to evaluate the trends in these measures exclusive of the effect of fluctuations in exchange rates between the U.S. dollar and the currencies in which our international business is transacted, as these exchange rates could fluctuate significantly between periods and distort the analysis of trends. The impact is determined by assuming constant foreign exchange rates between periods by translating prior period results using the same local currency exchange rates as the comparable current period.

P&C expense ratio excluding A&H is a non-GAAP financial measure and excludes the impact of our A&H business from our consolidated expense ratio. The expense ratio for the A&H business is typically higher than our traditional P&C business, and we believe that this measure provides better comparison to our peer companies that may not have a significant A&H block of business.

Loss and loss expense ratio excluding the impact of catastrophe losses and prior period development (PPD) is a non-GAAP financial measure. The loss ratio numerator includes Losses and loss expenses adjusted to exclude catastrophe losses and PPD. The loss ratio denominator includes Net premiums earned adjusted to exclude the amount of reinstatement premiums (expensed) collected. In periods where there are adjustments on loss sensitive policies, these adjustments are excluded from PPD and net earned premiums when calculating this ratio. We believe that excluding the impact of catastrophe losses and PPD provides a better evaluation of our core underwriting performance and enhances the understanding of the trends in our property & casualty business that may be obscured by these items.

Combined ratio excluding catastrophe losses and PPD is a non-GAAP financial measure. The ratio numerator includes losses and loss expenses, policy acquisition costs, and administrative expenses adjusted to exclude catastrophe losses and PPD. The ratio denominator includes net premiums earned adjusted to exclude the amount of reinstatement premiums (expensed) collected and net earned premium adjustments on loss sensitive policies. We believe that excluding the impact of catastrophe losses and PPD provides a better evaluation of our core underwriting performance and enhances the understanding of the trends in our property & casualty business that may be obscured by these items.

Life net premiums written and deposits collected, excluding life reinsurance, is a non-GAAP financial measure. Deposits collected on universal life and investment contracts (life deposits) are properly not reflected as revenues in our consolidated statements of operations in accordance with GAAP. However, we include life deposits in presenting growth in our Life business because new life deposits are an important component of production and key to our efforts to grow our business. However, we exclude results associated with life reinsurance as there is no new life reinsurance business currently being written.

Operating return on equity (ROE) or ROE calculated using income excluding net realized gains (losses) is an annualized non-GAAP financial measure. The ROE numerator includes income adjusted to exclude net realized gains (losses), net of tax. The ROE denominator includes the average shareholders' equity for the period adjusted to exclude unrealized gains (losses) on investments, net of tax. To annualize a quarterly rate, multiply by four. Operating ROE is a useful measure as it enhances the understanding of the return on shareholders' equity by highlighting the underlying profitability relative to shareholders' equity excluding the effect of unrealized gains and losses on our investments.

Operating income or income excluding net realized gains (losses), net of tax, is a common performance measurement for insurance companies and non-GAAP financial measure. We believe this presentation enhances the understanding of our results of operations by highlighting the underlying profitability of our insurance business. We exclude net realized gains (losses) and net realized gains (losses) included in other income (expense) related to partially owned entities because the amount of these gains (losses) is heavily influenced by, and fluctuates in part according to, the availability of market opportunities. Operating income or income excluding net realized gains (losses) should not be viewed as a substitute for net income determined in accordance with GAAP.

Operating effective tax rate is a non-GAAP financial measure. The numerator excludes tax on net realized gains (losses). The denominator excludes net realized gains (losses), before tax. We exclude net realized gains (losses) and the related tax impact because these amounts are heavily influenced by, and fluctuate in part according to, the availability of market opportunities. Operating effective tax rate should not be viewed as a substitute for effective tax rate determined in accordance with GAAP.

Tangible book value per common share is shareholders' equity less goodwill and other intangible assets divided by the shares outstanding. We believe that goodwill and other intangible assets are not indicative of our underlying insurance results or trends and make book value comparisons to less acquisitive peer companies less meaningful. A reconciliation of tangible book value per share is provided on page 23. Tangible book value per common share excluding 2013 acquisitions is shareholders' equity less goodwill and other intangible assets divided by the shares outstanding. The numerator adds back the goodwill and other intangible assets related to the 2013 acquisitions of Fianzas Monterrey and ABA Seguros in order to control for the distortive effect of acquisitions.

Reconciliation Non-GAAP	Page 21

ACE Limited Non-GAAP Financial Measures—2 (in millions of U.S. dollars, except ratios) (Unaudited)

Regulation G — Non-GAAP Financial Measures (continued)

The following table presents the reconciliation of Net income to Operating income:

	3Q-13	2Q-13	1Q-13	4Q-12	3Q-12	YTD 2013	YTD 2012	Full Year 2012
Net income, as reported	$916	$891	$953	$765	$640	$2,760	$1,941	$2,706
Adjusted net realized gains (losses)	41	104	206	272	(60)	351	(194)	78
Net realized gains (losses) related to unconsolidated entities (1)	22	12	33	23	20	67	39	62
Income tax expense on net realized gains (losses)	4	15	32	22	8	51	36	58

Operating income	$857	$790	$746	$492	$688	$2,393	$2,132	$2,624

(1)    Realized gains (losses) on partially-owned entities, which are investments where we hold more than an insignificant percentage of the investee’s shares. The net income or loss is included in other income (expense).

The following table presents the reconciliation of effective tax rate to the operating effective tax rate:

	3Q-13	2Q-13	1Q-13	4Q-12	3Q-12	YTD 2013	YTD 2012	Full Year 2012
Tax expense (benefit), as reported	$155	$115	$122	$(135)	$147	$392	$405	$270
Tax expense on net realized gains (losses)	4	15	32	22	8	51	36	58

Tax expense (benefit), adjusted	$151	$100	$90	$(157)	$139	$341	$369	$212

Income before tax, as reported	$1,071	$1,006	$1,075	$630	$787	$3,152	$2,346	$2,976
Less: realized gains (losses)	41	104	206	272	(60)	351	(194)	78
Less: realized gains (losses) related to unconsolidated entities	22	12	33	23	20	67	39	62

Operating income before tax	$1,008	$890	$836	$335	$827	$2,734	$2,501	$2,836

Effective tax rate	14.4%	11.5%	11.3%	-21.4%	18.7%	12.4%	17.3%	9.1%
Adjustment for tax impact of net realized gains (losses)	0.5%	-0.3%	-0.5%	-25.4%	-2.0%	0.0%	-2.5%	-1.6%

Operating effective tax rate	14.9%	11.2%	10.8%	-46.8%	16.7%	12.4%	14.8%	7.5%

The following table presents the reconciliation of ROE to Operating ROE:

	3Q-13				3Q-12	YTD 2013	YTD 2012	Full Year 2012
Net income	$916				$640	$2,760	$1,941	$2,706
Operating income	$857				$688	$2,393	$2,132	$2,624
Equity—beginning of period, as reported	$27,295				$25,762	$27,531	$24,332	$24,332
Less: unrealized gains (losses) on investments, net of deferred tax	1,318				2,166	2,633	1,715	1,715

Equity—beginning of period, as adjusted	$25,977				$23,596	$24,898	$22,617	$22,617

Equity—end of period, as reported	$28,218				$26,963	$28,218	$26,963	$27,531
Less: unrealized gains (losses) on investments, net of deferred tax	1,319				2,703	1,319	2,703	2,633

Equity—end of period, as adjusted	$26,899				$24,260	$26,899	$24,260	$24,898

Average equity, as reported	$27,757				$26,363	$27,875	$25,648	$25,932
Average equity, as adjusted	$26,438				$23,928	$25,899	$23,439	$23,758
Operating ROE	13.0%				11.5%	12.3%	12.1%	11.0%
ROE	13.2%				9.7%	13.2%	10.1%	10.4%

Reconciliation Non-GAAP 2	Page 22

ACE Limited Book Value and Book Value per Common Share (in millions of U.S. dollars, except share and per share data) (Unaudited)

Reconciliation of Book Value per Common Share

	September 30 2013	June 30 2013	March 31 2013	December 31 2012	September 30 2012
Shareholders’ equity	$28,218	$27,295	$27,942	$27,531	$26,963
Less: goodwill and other intangible assets	5,465	5,395	4,909	4,975	4,990

Numerator for tangible book value per share	$22,753	$21,900	$23,033	$22,556	$21,973

Book value—% change over prior quarter (1)	3.4%	-2.3%	1.5%	2.1%	4.7%
Tangible book value—% change over prior quarter (1)	3.9%	-4.9%	2.1%	2.7%	5.0%
Denominator	340,069,972	340,086,269	340,045,256	340,321,534	339,735,109

Book value per common share	$82.98	$80.26	$82.17	$80.90	$79.36
Tangible book value per common share	$66.91	$64.40	$67.74	$66.28	$64.67
Reconciliation of Book Value
Shareholders’ equity, beginning of quarter	$27,295	$27,942	$27,531	$26,963	$25,762
Operating income	857	790	746	492	688
Net realized gains (losses), net of tax	59	101	207	273	(48)
Net unrealized gains (losses), net of tax	1	(1,220)	(95)	(70)	537
Repurchase of shares	(21)	(58)	(154)	—	—
Dividend declared on common shares	(176)	(174)	(168)	(168)	(168)
Cumulative translation, net of tax	114	(168)	(156)	(37)	141
Pension liability	(1)	(2)	14	(20)	(2)
Other (2)	90	84	17	98	53

	$28,218	$27,295	$27,942	$27,531	$26,963

(1)	At September 30, 2013, book value increased 2.5% and tangible book value increased 0.9% from December 31, 2012.
(2)	Other primarily includes proceeds from exercise of stock options and stock compensation.

Reconciliation Book Value	Page 23

ACE Limited Glossary

ACE Limited Consolidated comprises all segments including Corporate and Other.

Operating return on equity (ROE) or ROE calculated using income excluding net realized gains (losses): Operating income or income excluding net realized gains (losses), net of tax, divided by average shareholders’ equity for the period excluding unrealized gains (losses) on investments, net of tax. To annualize a quarterly rate multiply by four.

Book value per common share: Shareholders’ equity divided by the shares outstanding.

Combined ratio: The sum of the loss and loss expense ratio, acquisition cost ratio and the administrative expense ratio excluding life business. Calculated on a GAAP basis.

Operating effective tax rate: Income tax expense excluding tax expense (benefit) on net realized gains (losses) divided by income excluding net realized gains (losses) before tax.

Life underwriting income: Net premiums earned and net investment income less losses and loss expenses, policy benefits, acquisition costs, and administrative expenses. In addition, Life underwriting income includes gains/losses from fair value changes in separate account assets that do not qualify for separate account reporting under GAAP.

Tangible book value per common share: Shareholders’ equity less goodwill and other intangible assets divided by the shares outstanding.

Average market yield of fixed maturities: Weighted average yield to maturity of our fixed income portfolio based on the market prices of the holdings as of that date.

Average yield on invested assets: Net investment income, excluding non-recurring items, divided by average cost of fixed maturities and other investments, and average market value of equity securities.

Tangible capital: Total capitalization less goodwill and other intangible assets.

Total capitalization: Short-term debt, long-term debt, trust preferreds, and shareholders’ equity.

NM: Not meaningful.

Glossary	Page 24